Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier MFG Core Infrastructure Fund (the “Fund”)

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

Supplement dated September 13, 2016, to the Prospectuses dated October 30, 2015 (Institutional Class Shares), and March 17, 2016 (Service Class Shares), and to the Statements of Additional Information (“SAIs”) dated October 30, 2015 (and supplemented May 25, 2016), and March 17, 2016

Effective August 17, 2016, Stephen Mentzines is no longer a portfolio manager of the Fund.  Accordingly, all references to Mr. Mentzines in the prospectuses and SAIs are hereby removed.  Mr. Dennis Eager and Mr. Gerald Stack continue to serve as portfolio managers to the Fund.  The Fund’s prospectuses are revised as follows:

The disclosure under “Fund Management – Portfolio Managers” on pages 10-11 of the prospectuses is deleted and replaced with the following:

Portfolio Managers.  The Fund’s portfolio is managed on a team basis by the two senior members of MFG Asset Management’s Infrastructure Investment Team, Dennis Eagar and Gerald Stack.  The final buy and sell decisions are made on a quantitative basis and are governed by the Fund’s portfolio constraints as established by the team.

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